UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2011

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		Number)

6700 Las Colinas Blvd.
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Fluor Corporation (the “Corporation”) is filing herewith the following exhibits to its Registration Statement on Form S-3ASR (File No. 333-156137):

1.             Underwriting Agreement, dated as of September 8, 2011, by and among the Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and BNP Paribas Securities Corp., acting as representatives of the several underwriters named therein.

2.             Opinion of Jones Day

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
1.1

Underwriting Agreement, dated as of September 8, 2011, by and among the Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and BNP Paribas Securities Corp., acting as representatives of the several underwriters named therein.

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 9, 2011	FLUOR CORPORATION

	By:	/s/ D. Michael Steuert
D. Michael Steuert
Senior Vice President and Chief
Financial Officer

FLUOR CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
1.1

Underwriting Agreement, dated as of September 8, 2011, by and among the Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and BNP Paribas Securities Corp., acting as representatives of the several underwriters named therein.

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)